EXHIBIT 4.3

Form of Preferred Stock Certificate

WACHOVIA CORPORATION

Incorporated under the laws of the State of North Carolina

NUMBER CUSIP 929903276	8.00% NON-CUMULATIVE PERPETUAL CLASS A PREFERRED STOCK, SERIES J	SHARES

THIS CERTIFICATE IS TRANSFERRABLE IN NEW YORK, NY

This is to certify that

is the registered owner of              fully paid and non-assessable shares of 8.00% Non-Cumulative Perpetual Class A Preferred Stock, Series J, no par value and a liquidation preference of $1,000 per share, of Wachovia Corporation, a North Carolina corporation (the “Corporation”), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: December 21, 2007

WACHOVIA CORPORATION

By:
[Seal]	Name:
Title:

By:
Name:
Title:

Countersigned and registered

American Stock Transfer and Trust Company, as Transfer Agent and Registrar

By:
Authorized Officer

(REVERSE OF CERTIFICATE)

WACHOVIA CORPORATION

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be addressed to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with rights of survivorship and not as tenants in common
UNIF GIFT MIN ACT –		Custodian

	(Cust)		(Minor)

under Uniform Gift to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,

INCLUDING ZIP CODE OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                      Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934.